Exhibit 10.5.13

AMENDMENT No. 13

TO THE A320 FAMILY PURCHASE AGREEMENT

BETWEEN

ATLANTIC AIRCRAFT HOLDING LIMITED

AIRBUS S.A.S. ( formerly known as AIRBUS INQLISTRIE G I E)

CCC No 337.0048/04

[*] Represents material which has been redacted and filed seperately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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AMENDMENT NO 13

This Amendment No 13 to the A320 Family Purchase Agreement (the “Purchase Agreement”) signed on the 19th day of March 1998 is made as of the      day of November 2004

BETWEEN

AIRBUS S.A.S.   (formerly known as Airbus Industria GIE), having its principal office at:

1 Rand-Point Maurice Bellante 31707 BLAGNAC- CEDEX FRANCE

(hereinafter referred to as the “Seller” of the one part)

AND

ATLANTIC AIRCRAFT HOLDING LIMITED, having its principal office at:

c/o the Winterbothan Trust Company Limited Bolam House King and George Streets NASSAU BAHAMAS

(hereinafter referred to as the “Buyer”) of the other part.

WHEREAS

A -	The Buyer and the Seller have entered into that certain A320 Family Purchase Agreement (the “A320 Family Purchase Agreement” or “Purchase Agreement”) dated March 19th, 1998 covering the purchase by the Buyer and the sale by the Seller of thirty two (32) A320 Family Aircraft No 1 to No 32.

B -	The Buyer and the Seller have entered into Amendment No 1 to the Purchase Agreement dated September 9th, 1998 [*] Firm A319-100 Aircraft (on December 1999 and January 2000).

C -	The Buyer and the Seller have entered into Amendment No 2 to the Purchase Agreement dated 28th December, 1999 covering:

(i)	The [*] A320-200 Aircraft [*] and the [*] A320-200 Aircraft, and

(ii)	the [*] A320-200 Aircraft [*] Firm A320-200 Aircraft.

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D -	[*] Simultaneously, the Buyer and the Seller signed Amendment No 3 to the Purchase Agreement dated December 29th, 1999 covering the modification of certain provisions of the Letter Agreement No 1 of the Purchase Agreement.

E -	The Buyer and the Seller have entered into Amendment No 4 to the Purchase Agreement dated 15th February, 2000 covering:

(i)	the [*] A320-200 Aircraft [*] and its

[*] A320-200 Aircraft, and

(ii)	the [*] A320-200 Aircraft [*] Firm A319-100 Aircraft.

F -	The Buyer and the Seller have entered into Amendment Nos to the Purchase Agreement dated 06th of April, 2001 covering:

(i)	the [*] n A320-200 Aircraft [*] (Firm No 41) and the [*] A320-200 Aircraft (No 44), and

(ii)	the [*] A320-200 Aircraft [*] Firm No 42) [*] Firm A319-100 Aircraft (Firm No 31 [*])

(iii)	The [*] A320-200 Aircraft [*] Firm No 43) and the [*] A320-200 Aircraft (No 46), and

(iv)	the [*] A320-200 Aircraft [*] (Firm No 44) [*] Firm A319-100 Aircraft (Firm No 32 [*]).

G -	The Buyer and the Seller have entered into Amendment Nos to the Purchase Agreement dated 09th of April 2001, covering the rescheduling of certain delivery dates related to firm Aircraft No 13, 14 and 40 (all of which were scheduled to be delivered in December 2001) [*] firm Aircraft No 45 (September 2001), No 46 (October 2001) and No 47 (October 2001) and additionally firm Aircraft No 18 [*] an A320-200 Aircraft [*]

H -	[*]

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I.	[*]

J -	The Buyer and the Seller have entered into Amendment No 9 to the Purchase Agreement dated 06th of December 2002, covering the rescheduling of the delivery date of firm Aircraft No 22 from August 2003 to June 2003.

K -	The Buyer and the Seller have entered into Amendment No 10 to the Purchase Agreement dated 30th of October 2003, covering the rescheduling of the delivery date of firm A320-200 Aircraft No 46 and 47 from May and June 2004 to October and November 2004;

L -	The Buyer and the Seller entered into Amendment No 11 to the Purchase Agreement dated as of November 2004, covering simultaneously:

(i)	the termination of the [*], and

(ii)	the cancellation and termination of Amendment No 3 [*] stated in paragraph 1 of Letter Agreement No 1 to the Purchase Firm Agreement.

M-	The Buyer and the Seller entered into Amendment No 12 to the Purchase Agreement dated 18 November 2004, covering:

(i)	the [*] of Aircraft No 44, 17, 37 [*] A320 [*] to A321 [*] and No 18, 36 and 21 [*] A320 [*] to A319 [*],

(ii)	[*].

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N -	Following the decision of the Buyer to [*] Aircraft [*], the Buyer and the Seller have agreed to amend certain terms of the Purchase Agreement.

O -	As used hereafter, the terms “Purchase Agreement” and “A320 Family Purchase Agreement” mean the Purchase Agreement together with all Exhibits and schedules thereto as amended to date by Amendments No 1 to 12, inclusive.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.	DEFINITIONS

Capitalized words used herein and not defined shall have the meanings ascribed to them in the A320 Family Purchase Agreement.

2.	SCOPE

The scope of this Amendment No 13 is to amend certain provisions of the A320 Family Purchase Agreement, following the decision of the Buyer to [*] Aircraft (Aircraft No 48 to 61) [*] Aircraft (the “Incremental Aircraft”).

3.	PAYMENT TERMS

With respect to the [*] Incremental Aircraft (Aircraft No 48 to 61), and any Additional A320 Family Aircraft (as such term is defined in paragraph 6 of this Amendment No 13 ) [*] Aircraft, (i) Letter Agreement No 5 of the A320 Family Purchase Agreement is cancelled and (ii) Sub- Clauses 5.1 and 5.2 of the A320 Family Purchase Agreement are hereby deleted in their entirety and replaced with the following:

QUOTE

5.1	Seller’s Account

The Buyer shall pay the final price of each Aircraft or any invoice to the Seller’s account [*] with:

[*]

or to such other account as may be designated by the Seller.

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5.2	Payment of the Aircraft

The Final Price of each Aircraft as defined in sub-Clause 3.2 of this Purchase Agreement shall be paid in accordance with the following terms and conditions:

5.2.1	Predelivery Payments

[*]

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5.2.2	Balance of the Final Price of the Aircraft

Concurrently with the Aircraft delivery and on receipt of the Seller’s invoice, the Buyer shall pay to the Seller the Final Price of the Aircraft as defined in sub-Clause 3.2 less the total amount of the predelivery payments received by the Seller and set forth in sub-Clause 5.2.1.

UNQUOTE

[*]

4.	AIRCRAFT TYPE AND DELIVERY SCHEDULE

Sub-Clause 9.1 of the A320 Family Purchase Agreement is hereby cancelled and replaced by the following:

QUOTE

Delivery Date	Aircraft Type	MSM
-Aircraft. N 01 August 1999	A319-100	1066
- Aircraft. N 02 November 1999	A319-100	1113
- Aircraft. N 03 December 1999	A319-100	1140
- Aircraft. N 04 January 2000	A319-100	1159
- Aircraft. N 07 September 2000	A320-200	1300
- Aircraft. N 05 November 2000	A320-200	1334
- Aircraft. N 06 November 2000	A320-200	1339
- Aircraft. N 08 December 2000	A320-200	1353
- Aircraft. N 09 January 2001	A320-200	1374
- Aircraft. N 10 February 2001	A320-200	1400
- Aircraft. N 33 June 2001	A320-200	1482
- Aircraft. N 34 June 2001	A320-200	1500
- Aircraft. N 11 July 2001	A320-200	1509
- Aircraft. N 35 July 2001	A320-200	1523
- Aircraft. N 45 September 2001	A319-100	1575
- Aircraft. N 39 November 2001	A320-200	1624
- Aircraft. N 41 October 2002	A320-200	1676
-Aircraft. N 42 November 2002	A320-200	1730
-Aircraft. N 22 June 2003	A319-100	1934
- Aircraft. N 23 September 2003	A320-200	2084
- Aircraft. N 24 October 2003	A320-200	2102
- Aircraft. N 25 October 2003	A319-100	1952

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Delivery Date	Aircraft Type	MSM
-Aircraft. N 26 November 2003	A320-200	2118
-Aircraft. N 46 October 2004	A320-200	2282
-Aircraft. N 47 November 2004	A320-200	2301
-Aircraft. N 12 November 2004	A319-100	2339
-Aircraft. N 15 April 2005	A319-100	2444
-Aircraft. N 43 May 2005	A320-200	2434
-Aircraft. N 16 September 2005	A321-200	TBD
-Aircraft. N 44 November 2005	A321-200	TBD
-Aircraft. N 17 January 2006	A319-100	TBD
-Aircraft. N 18 January 2006	A319-100	TBD
-Aircraft. N 36 February 2006	A321-200	TBD
-Aircraft. N 19 March 2006	A321-200	TBD
-Aircraft. N 37 May 2006	A320-200	TBD
-Aircraft. N 20 October 2006	A320-200	TBD
-Aircraft. N 21 February 2007	A320-200	TBD
-Aircraft. N 38 March 2007	A319-100	TBD
-Aircraft. N 48 April 2007	A320-200	TBD
-Aircraft. N 49 April 2007	A320-200	TBD
-Aircraft. N 50 June 2007	A320-200	TBD
-Aircraft. N 51 July 2007	A320-200	TBD
-Aircraft. N 52 January 2008	A320-200	TBD
-Aircraft. N 53 March 2008	A320-200	TBD
-Aircraft. N 54 June 2008	A320-200	TBD
-Aircraft. N 55 July 2008	A320-200	TBD
-Aircraft. N 56 August 2008	A320-200	TBD
-Aircraft. N 57 August 2008	A320-200	TBD
-Aircraft. N 58 April 2009	A320-200	TBD
-Aircraft. N 59 April 2009	A321-200	TBD
-Aircraft. N 60 September 2009	A320-200	TBD
-Aircraft. N 61 September 2009	A319-100	TBD

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UNQUOTE

*[Five page has been omitted in accordance with a request for confidential treatment.]

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9.	[*]

10.	MISCELLANEOUS

It is hereby agreed that all terms and conditions of the Purchase Agreement, as amended hereby, including s Exhibits and Letter Agreements shall continue in full force and effect except as expressly modified by this Agreement No 13.

In case of any inconsistency between this Amendment No 13 and the Purchase Agreement, this Amendment No 13 shall prevail.

This Amendment No 13 together with the Purchase Agreement, its Exhibits and Letter Agreements and amendments to date contain the entire agreement between the parties with respect to the subject matter hereof and supersede any previous understandings, commitments and/or representations whatsoever oral and written with respect to such subject matter.

This Amendment No 13 is executed in two original English counterparts, each of which is an original and both of which together evidence the same agreement. This Amendment No 13 shall not be varied or modified except by an instrument in writing executed by both parties or by their duly authorised representatives.

This Amendment No 13 shall be governed by and construed in accordance w h the laws of France.

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IN WITNESS WHEREOF this Amendment No 13 to the A320 Family Purchase Agreement is entered into as of the day and year first above written.

For and on behalf of	For and on behalf

AIRBUS S.A.S.

By	By:
Its:	Its:

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